UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2011
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 16, 2011, IDACORP, Inc. (“IDACORP”) entered into a Sales Agency Agreement (“Sales Agency Agreement”) with BNY Mellon Capital Markets, LLC (“BNYMCM”).  Under the terms of the Sales Agency Agreement, IDACORP may offer and sell up to 3,000,000 shares of its common stock, without par value (the “Shares”), from time to time through BNYMCM as IDACORP's agent for the offer and sale of the Shares.

The Sales Agency Agreement replaces a sales agency agreement dated December 5, 2008, between IDACORP and BNYMCM, as amended on December 3, 2010, that provided for the sale of up to 3,000,000 shares of IDACORP common stock and that expired in November 2011, with 1,165,233 shares unissued at the expiration date. IDACORP offered and sold 1,834,767 shares of its common stock under the December 2008 agreement.

The Sales Agency Agreement contains representations, warranties and agreements of IDACORP, customary conditions to closing and issuance of the Shares, indemnification rights and obligations of the parties, and termination provisions. The Sales Agency Agreement provides that the offering of Shares pursuant to the agreement will terminate upon the earliest of (1) the sale of all shares of IDACORP common stock subject to the Sales Agency Agreement, (2) termination of the Sales Agency Agreement by either BNYMCM or IDACORP, and (3) December 16, 2014.  A copy of the Sales Agency Agreement is filed as Exhibit 1.1 to this report.  The foregoing description of the Sales Agency Agreement is not complete and is qualified in its entirety by reference to such exhibit.

The offering of Shares will be made pursuant to IDACORP's registration statement previously filed with the U.S. Securities and Exchange Commission (File No. 333-178023), which became effective on November 16, 2011. On December 16, 2011, in connection with the offer and sale of the Shares from time to time, IDACORP filed a prospectus supplement with the U.S. Securities and Exchange Commission pursuant to Rule 424(b).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report:

Exhibit No.	Description
1.1	Sales Agency Agreement, dated December 16, 2011, between IDACORP, Inc. and BNY Mellon Capital Markets, LLC
5.1	Opinion of Perkins Coie LLP
23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2011

IDACORP, INC.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Sales Agency Agreement, dated December 16, 2011, between IDACORP, Inc. and BNY Mellon Capital Markets, LLC
5.1	Opinion of Perkins Coie LLP
23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)